                                                                       EXHIBIT E

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001

           This Warrant is issued to Technology Crossover Ventures, L.P., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a
California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to thirty-five thousand six hundred thirty-nine (35,639) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9,1999. Thereafter, this Warrant shall be exercisable as follows:

           (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole or in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

           (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

           (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

           (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

           (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

           (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to-such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

           (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

        9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.


                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.




                              DIGITAL GENERATION SYSTEMS, INC.

                              By: /s/ HENRY W. DONALDSON
                                  ----------------------------------------------
                                  Henry W. Donaldson,
                                  President and Chief Executive Officer








               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

To: DIGITAL GENERATION SYSTEMS, INC.

        The undersigned hereby elects to purchase _____________________ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.



                                        WARRANTHOLDER:


                                        ________________________________________

                                        By:
                                           _____________________________________
                           Address:
                                        ________________________________________

Date:                                   ________________________________________
     _________________

Name in which shares should be registered:

__________________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001

        This Warrant is issued to Technology Crossover Ventures, C.V., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to two thousand eight hundred twenty-three (2,823) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9, 1999. Thereafter, this Warrant shall be exercisable as follows:

           (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole or in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

           (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

           (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

           (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (1) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant. .

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be ISSUED AS SOON as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

           (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

           (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

           (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

        9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.




                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.




                                   DIGITAL GENERATION SYSTEMS, INC.

                                   By: /s/ HENRY W. DONALDSON
                                       -----------------------------------------
                                   Henry W. Donaldson,
                                   President and Chief Executive Officer










               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

      To: DIGITAL GENERATION SYSTEMS, INC.

        The undersigned hereby elects to purchase __ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.

                                        WARRANTHOLDER:


                                        ----------------------------------------


                                        By:
                                           -------------------------------------


                              Address:  ----------------------------------------

Date:                                   ----------------------------------------
     ----------------



Name in which shares should be registered:


------------------------------------------

 THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED
UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                          WAFT TO PURCHASE COMMON STOCK

                                       OF

                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001

        This Warrant is issued to TCV II, V.O.F., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to one thousand one hundred ninety-six (1,196) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9,1999. Thereafter, this Warrant shall be exercisable as follows:

           (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole or in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. On December 9, 2001.

           (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

           (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

           (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares the holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

           (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

           (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

           (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

        9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis or the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, property endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.


        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.





                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.




                                     DIGITAL GENERATION SYSTEMS, INC.


                                     By: /s/ HENRY DONALDSON
                                         ---------------------------------------
                                         Henry Donaldson,
                                         President and Chief Executive Officer





               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

To: DIGITAL GENERATION SYSTEMS, INC.

        The undersigned hereby elects to purchase _____________________ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.




                                        WARRANTHOLDER:


                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                             Address:   ----------------------------------------

                                        ----------------------------------------
Date:
      -----------------

Name in which shares should be registered:


------------------------------------------

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001




        This Warrant is issued to Technology Crossover Ventures II, L.P., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to thirty-six thousand seven hundred ninety-eight (36,798) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9, 1999. Thereafter, this Warrant shall be exercisable as follows:

               (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole or in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $ 10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

               (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $ 15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

               (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this warrant, one or more certificates for the number of shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed. upon the making of such dividend.

               (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

               (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the warrant, or in the exercise price, the company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

        9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days' after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.



                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.




                                       DIGITAL GENERATION SYSTEMS, INC.



                                       By: /s/ HENRY W. DONALDSON
                                          --------------------------------------
                                          Henry W. Donaldson,
                                          President and Chief Executive Officer





               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

To: DIGITAL GENERATION SYSTEMS INC.

        The undersigned hereby elects to purchase_____________________ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.



                                       WARRANTHOLDER:


                                       -----------------------------------------


                                       By:
                                          --------------------------------------

                             Address:
                                      ------------------------------------------

                                      ------------------------------------------

Date:
      -----------------


Name in which shares should be registered:


------------------------------------------

        THIS WANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001

        This Warrant is issued to TCV II (Q), L.P., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to twenty-eight thousand two hundred ninety-one (28,291) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9,1999. Thereafter, this Warrant shall be exercisable as follows:

           (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole ox in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the* Nasdaq National Market has exceeded $10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

           (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

           (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

           (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

           (a) Subdivisions. Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

           (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

           (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

      9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively, with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.


        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.




                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.




                                   DIGITAL GENERATION SYSTEMS, INC.



                                   By: /s/ HENRY W. DONALDSON
                                       -----------------------------------------
                                       Henry W. Donaldson,
                                       President and Chief Executive Officer






               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

To: DIGITAL GENERATION SYSTEMS, INC.

        The undersigned hereby elects to purchase ____________________ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached warrant and payment of the Exercise Price per share required under such warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.




                                        WARRANTHOLDER


                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                              Address:  ----------------------------------------
Date:
     --------------------               ----------------------------------------


Name in which shares should be registered:



------------------------------------------

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                          WANT TO PURCHASE COMMON STOCK

                                       of

                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001

        This Warrant is issued to TCV II Strategic Partners, L.P., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in Writing), to purchase from the Company up to five thousand twenty (5,020) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section I (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9, 1999. Thereafter, this Warrant shall be exercisable as follows:

           (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole or in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

           (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

           (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

           (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

           (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

           (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

           (c) Notice of Adjustment. when any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.


        9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.


        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provisions hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.




                   [remainder of page intentionally left blank

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.




                                   DIGITAL GENERATION SYSTEMS, INC.



                                   By: /s/ HENRY W. DONALDSON
                                     -------------------------------------------
                                     Henry W. Donaldson,
                                     President and Chief Executive Officer





               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

To: DIGITAL GENERATION SYSTEMS, INC.

        The undersigned hereby elects to purchase ____________________ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.




                                        WARRANTHOLDER:



                                        ________________________________________

                                        By:
                                           _____________________________________

                              Address:
                                        ________________________________________
                                        ________________________________________



Date:
     ______________________

Name in which shares should be registered:


__________________________________________

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        DIGITAL GENERATION SYSTEMS, INC.

                           VOID AFTER DECEMBER 9, 2001

        This Warrant is issued to Technology Crossover Ventures II, C.V., or its registered assigns ("Holder") by Digital Generation Systems, Inc., a California corporation (the "Company"), on December 9, 1998 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") in connection with the Company's issuance to the Holder of shares of the Company's Common Stock (the "Common Shares").

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to five thousand six hundred eighteen (5,618) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 5 and Section 8 hereof.

        2. Exercise Price. The purchase price for the Shares shall be $3.25, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall not be exercisable prior to December 9,1999. Thereafter, this Warrant shall be exercisable as follows:

           (a) This Warrant shall be exercisable with respect to 50% of the Shares, in whole or in part with respect to such Shares, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $10.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

           (b) This Warrant shall become exercisable with respect to the remaining Shares, in whole or in part, during the term commencing on the date that the closing price of the Company's Common Stock on the Nasdaq National Market has exceeded $15.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for at least twenty (20) of the preceding thirty (30) consecutive trading days and ending on 5:00 p.m. on December 9, 2001.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

           (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

           (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 5; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of common stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

        6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Exercise.

        7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

           (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

           (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

           (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

        9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant or the Purchase Agreement.

        11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

        14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

        15. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.





                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Digital Generation Systems, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.



                                   DIGITAL GENERATION SYSTEMS, INC.


                                   By:  /s/ HENRY W. DONALDSON
                                       -----------------------------------------
                                       Henry W. Donaldson,
                                       President and Chief Executive Officer






               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK
                       OF DIGITAL GENERATION SYSTEMS, INC.

                               NOTICE OF EXERCISE

To: DIGITAL GENERATION SYSTEMS, INC.

        The undersigned hereby elects to purchase ______________________ shares of Common Stock of Digital Generation Systems, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to distribution of such shares or any part thereof.




                                             WARRANTHOLDER:


                                             ___________________________________


                                             By:
                                                ________________________________

                                   Address:
                                             ___________________________________
                                             ___________________________________


Date:
     _____________________



Name in which shares should be registered:



__________________________________________